Exhibit 10.144
Metroflag Polo, LLC
6430 Schirlls Street
Las Vegas, Nevada 89118
March 17, 2005
Grand Casinos Nevada I, Inc.
c/o Lakes Entertainment, Inc.
130 Cheshire Lane
Minnetonka, MN 55305
     RE: Metroflag Polo, LLC Special Member Interest Repurchase Option
     This letter agreement (“Option Agreement”), which is effective as of the date first set forth above (the “Effective Date”), serves to confirm our agreement as follows:
     1. Grand Casinos Nevada I, Inc., a Minnesota corporation (“Special Member”) holds two Special Member Interests (the “Interests”) in Metroflag Polo, LLC, a Nevada limited liability company (the "Company”), consisting of the Special Member Priority Interest and the Special Member Subordinated Interest (all as defined in and under the terms of that certain Operating Agreement of Metroflag Polo, LLC, dated as of May 8, 2003, as amended by that certain First Amendment to Operating Agreement, dated as of May 15, 2003, and that certain Letter Agreement dated as of December 14, 2004 (collectively, the “Operating Agreement”)). The repurchase of the Interests is governed by the Operating Agreement.
     2. Contingent upon Special Member’s receipt of the Initial Option Payment described below, Special Member hereby grants to the undersigned other Members (as defined in the Operating Agreement), jointly, the exclusive and irrevocable option (“Option”) to purchase all, but not less than all, of the Interests in accordance with the following provisions:
          (a) The purchase price (“Purchase Price”) for the Interests shall be a fixed price of Five Million Dollars ($5,000,000.00), irrespective of the actual date of exercise and closing of the Option (“Closing”); provided that Closing occurs on or prior to the Initial Closing Date or Extended Closing Date, as applicable.
          (b) The Members shall make an initial option payment of Two Hundred Fifty Thousand Dollars ($250,000.00) (the “Initial Option Payment”) to Special Member within two (2) business days of the Effective Date of this Option Agreement.
          (c) The Members intend to exercise and close on the Option on or prior to April 30, 2005 (the “Initial Closing Date”). However, if Closing does not occur on or before the Initial Closing Date due to a delay in the Members’ obtaining the requisite financing or to other circumstances beyond the reasonable control of the Members, the Members shall have the absolute right to extend the Closing Date to May 31, 2005 (the “Extended Closing Date”); provided that: (i) the Members provide written notice to Special Member, at least two (2) business days prior to the Initial Closing Date, electing to extend the Closing Date, and (ii) the Members pay to Special Member on or before the Initial Closing Date an additional option payment of Two Hundred Fifty Thousand Dollars ($250,000.00) (the “Extension Option Payment”) (separately and collectively with the Initial Option Payment, as the context may require, referred to as the “Option Payments”). If the Members fail to provide the requisite notice of extension and/or fail to pay the Extension Option Payment on a timely basis, the Option shall terminate on the Initial Closing Date.
          (d) In the event Closing does not occur on or before the Initial Closing Date (unless properly extended) or the Extended Closing Date, as applicable, the Option shall terminate and Special Member shall be entitled to retain the Option Payment(s). In the event that Closing occurs on or before the Closing Date or the Extended Closing Date, as applicable, the Option Payment(s) shall be credited towards the Purchase Price.
          (e) Simultaneously upon receipt of the Purchase Price, Special Member shall execute and deliver such documents as are reasonably required to evidence and consummate the assignment of the Interests to the Members (or as they may direct), without representation, warranty or recourse other than the following representations made by Special Member as of the Closing:
               (i) Special Member owns the Interests;
               (ii) the Interests are not encumbered to any extent;
               (iii) Special Member has full right and authority to assign the Interests; and
               (iv) all corporate resolutions or company consents necessary in connection with the assignment of the Interests by Special Member have been obtained, which representations shall survive the Closing. Further, upon payment of the Purchase Price, all rights of Special Member under the Operating Agreement shall terminate, and the Company shall not owe any additional economic obligations to Special Member.
          (f) The Members shall have the right to assign their rights hereunder as they may elect, provided that they give Special Member written notice of any such assignment; and, if the Option is exercised, Special Member shall cooperate to assign the Interests (or either of them) at Closing to the Members’ assignee(s), or instead to allow the Company to redeem the Interests.
          (g) In the event that the Option is not timely and properly exercised by the Members and, consequently, Closing does not occur, this Option Agreement shall be of no further force or effect, and the Members’ failure to exercise the Option shall have no effect on the Company’s existing obligation to repurchase the Interests as provided in the Operating Agreement, or on the respective rights and obligations of the Special Member, the Members and/or the Company under the terms of the Operating Agreement.

     3. Time shall be of the essence for this Option Agreement. This Option Agreement may be executed in any number of counterparts, each of which shall be considered to be an original hereof. Facsimile signatures shall be deemed to have the same force and effect as original signatures.
     4. All notices to be given hereunder shall be in writing, and shall be deemed adequately given if delivered to the recipient by Federal Express or other nationally recognized courier service (any notice to be effective on the date actually delivered to the party receiving notice), or by facsimile (any notice to be effective on the date such facsimile is sent and confirmed to be received by the party receiving notice if sent prior to 5:00 pm on a business day, or if sent after 5:00 pm or on a non-business day, as of the following business day) to:

If to Special Member, to:	Grand Casinos Nevada I, Inc.
c/o Lakes Entertainment, Inc.
130 Cheshire Lane
Minnetonka, MN 55303
Attention: Mr. Timothy Cope
Fax: (952) 449-7064

With a copy to:	Maslon Edelman Borman & Brand, LLP
3300 Wells Fargo Center
90 South Seventh Street
Minneapolis, MN 55402-4140
Attention: Mark Baumann, Esq.
Fax: (612) 642-8339

If to the Company, to:	c/o Torino Companies
6430 Schirlls Street
Las Vegas, Nevada 89118
Attention: David Dufenhorst
Fax: (702) 258-6040

With a copy to:	Greenberg Traurig, P.A.
1221 Brickell Avenue
Miami, Florida 33131
Attention: Juan P. Loumiet, Esq.
Fax: (305) 961-5525

If to Metro One, LLC, to:	c/o Torino Companies
6430 Schirlls Street
Las Vegas, Nevada 89118
Attention: David Dufenhorst
Fax: (702) 258-6040

With a copy to:	Greenberg Traurig, P.A.

1221 Brickell Avenue
Miami, Florida 33131
Attention: Juan P. Loumiet, Esq.
Fax: (305) 961-5525

If to Flag Luxury
Polo, LLC, to:	c/o Flag Luxury Properties, LLC
650 Madison Avenue
15th Floor
New York, NY 10022
Attention: Mitchell J. Nelson, Esq.
Fax: (212) 307-3328

With a copy to:	Greenberg Traurig, P.A.
1221 Brickell Avenue
Miami, Florida 33131
Attention: Juan P. Loumiet, Esq.
Fax: (305) 961-5525
[SIGNATURE PAGE FOLLOWS]

     Please execute and return to the Company a copy of this Option Agreement to evidence your agreement with its terms.

Metro One, LLC

By:	/s/ Brett Torino
Brett Torino, Manager

Flag Luxury Polo, LLC

By:	Flag Luxury Properties, LLC, its sole member

		By:	Flag Leisure Group, LLC, its managing member

			By:	/s/ Paul Kanavos
Paul Kanavos, President

Agreed to this ___ day of March ___, 2005.

Grand Casinos Nevada I, Inc.

By:	/s/ Lyle Berman
Lyle Berman, President

Agreed to this ___ day of March ___, 2005.

Metroflag Polo, LLC

By:	Metro One, LLC

	By:	/s/ Brett Torino
Brett Torino, Manager

By:	Flag Luxury Polo, LLC

	By:	Flag Luxury Properties, LLC, its sole member

		By:	Flag Leisure Group, LLC, its managing member

			By:	/s/ Paul Kanavos
Paul Kanavos, President

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